Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
I, Ozan Dokmecioglu, Chief Financial Officer of Keurig Dr Pepper Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the first quarterly period ended March 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ozan Dokmecioglu
Date: April 30, 2020	Ozan Dokmecioglu
Chief Financial Officer of Keurig Dr Pepper Inc.